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Exhibit 10.2

FIRST CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

        This First Contribution, Conveyance and Assumption Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on November [            ], 2002 (the "Effective Time"), is entered into by and among CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation ("Holdings"), CROSSTEX ENERGY SERVICES, LTD., a Texas limited partnership ("CESL"), CROSSTEX ENERGY, INC., a Texas corporation ("CEI"), CROSSTEX ENERGY, L.P., a Delaware limited partnership ("MLP"), CROSSTEX ENERGY GP, LLC, a Delaware limited liability company ("GP LLC"), CROSSTEX ENERGY GP, L.P., a Delaware limited partnership ("GP LP"), CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company ("OLP GP"), CROSSTEX ENERGY SERVICES, L.P., a Delaware limited partnership ("OLP"), CROSSTEX GAS SERVICES, INC., a Delaware corporation ("CGSI"); CROSSTEX GULF COAST, LLC, a Texas limited liability company ("Gulf Coast"); CROSSTEX ASSET MANAGEMENT GP, LLC, a Delaware limited liability company ("CAM GP") and CROSSTEX ASSET MANAGEMENT, L.P., a Delaware limited partnership ("CAM LP").

RECITALS

        WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have previously been taken prior to the date hereof;

          1.  Holdings has formed GP LLC, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in GP LLC;

          2.  GP LLC and Holdings have formed GP LP, with GP LLC contributing $1 in exchange for a 0.001% general partner interest of GP LP and Holdings contributing $999 in exchange for a 99.999% limited partner interest of GP LP;

          3.  GP LP and Holdings have formed MLP, with GP LLC contributing $20 in exchange for a 2.0% general partner interest in MLP and Holdings contributing $980 in exchange for a 98.0% limited partner interest of MLP;

          4.  CEI has formed OLP GP, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in OLP GP;

          5.  OLP GP and MLP have formed OLP, with OLP GP contributing $1 in exchange for a 0.001% general partner interest of OLP and MLP contributing $999 in exchange for a 99.999% limited partner interest of OLP;

          6.  CESL has formed CAM GP, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in CAM GP.

          7.  CAM GP and CESL have formed CAM LP, with CAM GP contributing $100 in exchange for a 1% general partner interest of CAM LP and CESL contributing $900 in exchange for a 99% limited partner interest of CAM LP;

        WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

          1.  CGSI will merge into Holdings in accordance with the Delaware General Corporation Law ("DGCL").

          2.  Holdings will contribute all of its membership interest in GP LLC to CEI as a capital contribution.

          3.  CEI will adopt a plan of complete liquidation.

          4.  CEI will contribute its general partner interest in CESL to OLP GP as a capital contribution.

          5.  CESL will convert the 1.0% interest in CESL held by CEI into a 1.0% limited partner interest in CESL.

          6.  CESL will contribute the Excluded Assets (defined below) to CAM LP as a capital contribution.

          7.  CESL will distribute its limited partner interest in CAM LP and its membership interest in CAM GP to each of CEI and Holdings, in accordance with their percentage ownership interests in CESL.

          8.  CEI will distribute its limited partner interest in CAM LP and its membership interest in CAM GP to Holdings.

          9.  Holdings will contribute the Management Notes (defined below) to CAM LP as a capital contribution.

        10.  CEI will contribute its 1.0% limited partner interest in CESL and all of its membership interest in OLP GP to MLP as a capital contribution.

        11.  CEI will contribute a portion of its limited partner interest in MLP, such portion to be specifically determined by the parties hereto, to GP LP as a capital contribution.

        12.  Holdings will transfer its 99.0% limited partner interest in OLP to MLP as a capital contribution.

        13.  Gulf Coast will merge into OLP GP in accordance with the Texas Limited Liability Company Act ("Texas LLC Act") and the Delaware Limited Liability Company Act ("Delaware LLC Act") and CESL will merge into OLP in accordance with the Texas Revised Uniform Limited Partnership Act ("Texas LP Act") and the Delaware Revised Uniform Limited Partnership Act ("Delaware LP Act").

        14.  Through a series of transactions, OLP will distribute all of its shares of common stock of CPI to Holdings.

ARTICLE I
Recordation

        Recordation of Evidence of Ownership of Assets.    In connection with the mergers under the DGCL, the Delaware LLC Act, the Texas LLC Act, the Delaware LP Act and the Texas LP Act that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such mergers are located may require that documents be recorded by the entities resulting from such mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

ARTICLE II
Contributions and Distributions of Various Assets,
Stock, and Limited Partnership and Limited Liability Company Interests

        Section 2.1    Merger of CGSI into Holdings.    CGSI merges into Holdings by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the DGCL.

        Section 2.2    Contribution of GP LLC Interest by Holdings to CEI.    Holdings hereby grants, contributes, transfers, assigns and conveys to CEI, its successors and assigns, all right, title and interest of Holdings in and to all the membership interest in GP LLC to CEI (the "GP LLC Interest"), and CEI hereby accepts the GP LLC Interest as a contribution to the capital of CEI in exchange for shares of common stock of CEI, such number of shares to be specifically determined by the parties hereto.

        Section 2.3    Liquidation of CEI.    CEI adopts a plan of complete liquidation (the "Plan of Liquidation").

        Section 2.4    Contribution of CESL GP Interest by CEI to OLP GP.    CEI hereby grants, contributes, transfers, assigns and conveys to OLP GP, its successors and assigns, all right, title and interest of CEI in and to a 0.001 percent interest in CESL along with its general partner interest in CESL to OLP GP (the "CESL GP Interest"), and OLP GP hereby accepts the CESL GP Interest as a contribution to the capital of OLP GP in exchange for a portion of the membership interests in OLP GP, such portion to be specifically determined by the parties hereto.

        Section 2.5    Conversion of Interests to Limited Partner Interests.    CESL hereby converts the 0.999 percent interest in CESL (the "CEI CESL Interest") held by CEI subsequent to the transfer set forth in Section 2.4 hereof, into a 0.999 percent limited partner interest of CESL.

        Section 2.6    Contribution of Excluded Assets by CESL to CAM LP.    CESL hereby grants, contributes, transfers, assigns and conveys to CAM LP, its successors and assigns, all right, title and interest of CESL in and to the Enron Receivable, the Jonesville Plant and the Clarkson Plant (collectively, the "Excluded Assets"), and CAM LP hereby accepts the Excluded Assets as a capital contribution. In order to give full effect to the foregoing grant, contribution, transfer, assignment and conveyance, CESL, as assignor, and CAM LP, as assignee, shall execute an Assignment and Assumption Agreement in a form acceptable to CESL and CAM LP. For purposes of this Agreement, "Enron Receivable" means all accounts receivable of CESL and its affiliates from Enron Corp. and its affiliates; "Jonesville Plant" means all assets and liabilities of CESL and its affiliates comprising the processing plant operated by CESL and its affiliates located in Harrison County, Texas; and "Clarkson Plant" means all assets and liabilities of CESL and its affiliates comprising the processing plant operated by CESL and its affiliates located in Sutton County, Texas.

        Section 2.7    Distribution of CAM LP Interest and CAM GP Interest by CESL to CEI and Holdings.    CESL hereby grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all right, title and interest of CESL in and to a percentage of each of (i) its limited partner interest in CAM LP (the "CAM LP Interest") and (ii) its membership interest in CAM GP (the "CAM GP Interest"), such respective percentages shall be equal to CEI's percentage ownership interest in CESL (collectively, the "CEI CAM LP Interest"), and hereby grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all right, title and interest of CESL in and to a percentage of each of the CAM LP Interest and the CAM GP Interest, such respective portions shall be equal to Holding's percentage ownership interest in CESL (collectively, the "Holdings CAM LP Interest"), and Holdings and CEI hereby accept the CEI CAM LP Interest and the Holdings CAM LP Interest, respectively, each as a distribution. The sum of the portions of each of the CAM LP Interest and the CAM GP Interest transferred by CESL to CEI and Holdings shall equal 100% of each of the CAM LP Interest and the CAM GP Interest.

        Section 2.8    Distribution of CEI CAM LP Interest by CEI to Holdings.    In accordance with the Plan of Liquidation, CEI hereby grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all right, title and interest of CEI in and to the CEI CAM LP Interest, and Holdings hereby accepts the CEI CAM LP Interest as a dividend.

        Section 2.9    Contribution of Management Notes by Holdings to CAM LP.    Holdings hereby grants, contributes, transfers, assigns and conveys to CAM LP, its successors and assigns, all right, title and interest of Holdings in and to the Management Notes, and CAM LP hereby accepts the Management Notes as a contribution to the capital of CAM LP in exchange for a portion of the limited partner interests in CAM LP, such portion to be specifically determined by the parties hereto. For purposes of this agreement, "Management Notes" means each of the short-term promissory notes and long-term promissory notes set forth on Exhibit A attached hereto.

        Section 2.10    Contribution of Interests by CEI to MLP.    CEI hereby grants, contributes, transfers, assigns and conveys to MLP, its successors and assigns, all right, title and interest of CEI in and to (i) the CEI CESL Interest and (ii) all of its membership interests in OLP GP, and MLP hereby accepts (i) the CEI CESL Interest and (ii) all of CEI's membership interests in OLP GP as a contribution to the capital of MLP in exchange for a portion of the limited partner interests in MLP (the "CEI MLP Interest"), such portion to be specifically determined by the parties hereto.

        Section 2.11    Contribution of CEI MLP Interest by CEI to GP LP.    CEI hereby grants, contributes, transfers, assigns and conveys to GP LP, its successors and assigns, all right, title and interest in and to the CEI MLP Interest, and GP LP hereby accepts the CEI MLP Interest as a contribution to the capital of GP LP in exchange for a portion of the limited partner interests in GP LP, such portion to be specifically determined by the parties hereto.

        Section 2.12    Contribution of Holdings CESL Interest by Holdings to MLP.    Holdings hereby grants, contributes, transfers, assigns and conveys to MLP, its successors and assigns, all right, title and interest of Holdings in and to its 99.0% limited partner interest in CESL (the "Holdings CESL Interest"), and MLP accepts the Holdings CESL Interest as a contribution to the capital of MLP in exchange for a portion of the limited partner interests in MLP (the "Holdings MLP Interest"), such portion to be specifically determined by the parties hereto.

        Section 2.13    Merger of Gulf Coast into OLP GP and CESL into OLP.    Gulf Coast Merges into OLP GP by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the Delaware LLC Act and the Texas LLC Act and CESL merges into OLP by taking the steps, executing the documents and making the filings necessary to effect such merger in accordance with the Delaware LP Act and the Texas LP Act.

        Section 2.14    Distribution of CPI Shares.

          (a)  OLP hereby grants, distributes, transfers, assigns and conveys to OLP GP, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of CPI equal to OLP GP's percentage ownership interest in OLP, and hereby grants, distributes, transfers, assigns and conveys to MLP, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of CPI equal to MLP's percentage ownership interest in OLP, and OLP GP and MLP hereby accept such shares, respectively, each as a distribution.

          (b)  OLP GP hereby grants, distributes, transfers, assigns and conveys to MLP GP, its successors and assigns, all right, title and interest of OLP GP in and to its shares of common stock of CPI, and MLP hereby accepts the such shares as a distribution.

          (c)  MLP hereby grants, distributes, transfers, assigns and conveys to GP LP, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of

  CPI equal to GP LP's percentage ownership interest in MLP, and hereby grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all right, title and interest of MLP in and to a percentage of its shares of common stock of CPI equal to Holding's percentage ownership interest in MLP, and GP LP and MLP hereby accept such shares, respectively, each as a distribution.

          (d)  GP LP hereby grants, distributes, transfers, assigns and conveys to GP LLC, its successors and assigns, all right, title and interest of OLP in and to a percentage of its shares of common stock of CPI equal to GP LLC's percentage ownership interest in GP LP, and hereby grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all right, title and interest of CEI in and to a percentage of its shares of common stock of CPI equal to CEI's percentage ownership interest in GP LP, and GP LLC and CEI hereby accept such shares, respectively, each as a distribution.

          (e)  GP LLC hereby grants, distributes, transfers, assigns and conveys to CEI, its successors and assigns, all right, title and interest of GP LLC in and to its shares of common stock of CPI, and CEI hereby accepts such shares as a distribution.

        Section 2.15    Pursuant to the Plan of Liquidation, CEI hereby grants, distributes, transfers, assigns and conveys to Holdings, its successors and assigns, all right, title and interest of CEI in and to its shares of common stock of CPI, and Holdings hereby accepts such shares as a dividend.

ARTICLE III
Assumption of Certain Liabilities

        Assumption of Liabilities and Obligations of CESL by GP LLC.    In connection with the distribution by CESL of the Excluded Assets to CAM LP, CAM LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the respective obligations and liabilities incurred with respect to the Excluded Assets that arise from and after the date of this Agreement, to the full extent that CESL would have been obligated to pay, perform and discharge such obligations and liabilities in the future, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of CAM LP with respect to such obligations and liabilities beyond that of CESL.

ARTICLE IV
Title Matters

        Section 4.1    Encumbrances.    Where applicable, the distributions of the Excluded Assets set forth in Section 2.6 are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Excluded Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Excluded Assets, including, without limitation, (a) all matters that a current on the ground survey or visual inspection of the Excluded Assets would reflect, and (b) the liabilities assumed in Article III with respect to the Excluded Assets.

        Section 4.2    Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

          (a)  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, CAM LP ACKNOWLEDGES AND AGREES THAT CESL HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS,

  IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY CESL), REGARDING, WHERE APPLICABLE (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE EXCLUDED ASSETS INCLUDING WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE EXCLUDED ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE EXCLUDED ASSETS, (2) THE INCOME TO BE DERIVED FROM THE EXCLUDED ASSETS, (3) THE SUITABILITY OF THE EXCLUDED ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH CAM LP MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE EXCLUDED ASSETS OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES. REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EXCLUDED ASSETS. CAM LP ACKNOWLEDGES AND AGREES THAT, WHERE APPLICABLE, CAM LP HAS HAD THE OPPORTUNITY TO INSPECT THE EXCLUDED ASSETS AND CAM LP IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE EXCLUDED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY CESL. CESL IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE EXCLUDED ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. CAM LP ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE EXCLUDED ASSETS AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE EXCLUDED ASSETS ARE CONTRIBUTED AND CONVEYED BY CESL SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE AND THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 4.2 HAVE BEEN NEGOTIATED BY CESL AND CAM LP AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF CESL, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE EXCLUDED ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

          (b)  The contribution of the Excluded Assets made under this Agreement are made with full rights of substitution and subrogation of CESL, and all persons claiming by, through and under it, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title CESL, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Excluded Assets.

          (c)  CAM LP agrees that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

          (d)  Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

ARTICLE V
Further Assurances

        Section 5.1    Further Assurances.    From time to time after the date hereof, and without any further consideration, CESL and CAM LP shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in CAM LP and its successors and assigns beneficial and record title to the interests hereby contributed and assigned to CAM LP or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

        Section 5.2    Other Assurances.    From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE VI
Miscellaneous

        Section 6.1    Order of Completion of Transactions.    The transactions provided for in Article II of this Agreement shall be completed on the date of this Agreement in the order set forth in that article. The transactions provided for in Article III of this Agreement shall be completed on the date of this Agreement in the order set forth in that article.

        Section 6.2    Headings; References; Interpretation.    All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

        Section 6.3    Successors and Assigns.    The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 6.4    No Third Party Rights.    The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 6.5    Counterparts.    This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 6.6    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

        Section 6.7    Severability.    If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 6.8    Amendment or Modification.    This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 6.9    Integration.    This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 6.10    Representations and Warranties.    Each party hereto represents and warrants to each of the other parties hereto as follows:

          (a)  Such party has the right, power and authority for, and has taken all necessary corporate and other action to authorize, the execution, delivery and performance of the transactions contemplated by this Agreement; and

          (b)  This Agreement has been duty executed and delivered by the duly authorized officers of such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

        Section 6.11    Costs.    Each transferee/assignee hereunder shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

        Section 6.12    Deed; Bill of Sale; Assignment.    To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of assets.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

HOLDINGS:	CROSSTEX ENERGY HOLDINGS INC., a Delaware corporation
By:
Name:
Title:
CESL:	CROSSTEX ENERGY SERVICES, LTD., a Texas limited partnership
	By:	Crosstex Energy, Inc., a Texas corporation, its general partner
By:
Name:
Title:
CEI:	CROSSTEX ENERGY, INC., a Texas corporation
By:
Name:
Title:
MLP:	CROSSTEX ENERGY, L.P., a Delaware limited partnership
	By:	Crosstex Energy GP, L.P., a Delaware limited partnership, its general partner
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner
By:
Name:
Title:

GP LLC:	CROSSTEX ENERGY GP, LLC, a Delaware limited liability company
By:
Name:
Title:
GP LP:	CROSSTEX ENERGY GP, L.P., a Delaware limited partnership
	By:	Crosstex Energy GP, LLC, a Delaware limited liability company, its general partner
By:
Name:
Title:
OLP GP:	CROSSTEX ENERGY SERVICES GP, LLC, a Delaware limited liability company
By:
Name:
Title:
OLP:	CROSSTEX ENERGY SERVICES, LTD., a Delaware limited partnership
	By:	Crosstex Energy, Inc., a Texas corporation, its general partner
By:
Name:
Title:

GULF COAST:	CROSSTEX GULF COAST, LLC, a Texas limited liability company
By:
Name:
Title:
CAM GP:	CROSSTEX ASSET MANAGEMENT GP, LLC, a Delaware limited liability company
By:
Name:
Title:
CAM LP:	CROSSTEX ASSET MANAGEMENT, L.P., a Delaware limited partnership
	By:	CAM GP, LLC, a Delaware limited liability company, its general partner
By:
Name:
Title:

Exhibit A

Management Notes

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  Exhibit 10.2
Exhibit A Management Notes